SUP-0148-0717II

SANFORD C. BERNSTEIN FUND, INC.

-AB Intermediate California Municipal Portfolio

-AB Intermediate Diversified Municipal Portfolio

-AB Intermediate New York Municipal Portfolio

(each a “Portfolio” or collectively, the “Intermediate Municipal Portfolios”)

Supplement dated July 28, 2017 to the Summary Prospectuses (the “Summary Prospectuses”) dated January 27, 2017 of the AB Intermediate California Municipal Portfolio, AB Intermediate Diversified Municipal Portfolio and the AB Intermediate New York Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

*        *        *         *        *

The following information is added after the first paragraph appearing under the section “Fees and Expenses of the Portfolio” in the Summary Prospectus for each Intermediate Municipal Portfolio:

“You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below.”

*        *        *         *        *

This Supplement should be read in conjunction with the Summary Prospectuses for the Intermediate Municipal Portfolios. You should retain this Supplement with your Summary Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AB and AB® is a registered trademark used by permission of the owner, AB L.P.

SUP-0148-0717II